EXHIBIT 99.2



                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Michael J. Setola, Chief Executive Officer of Salant Corporation (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the quarter ended March 29, 2003 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                              By:   /s/ Michael J. Setola
                                                        Michael J. Setola
                                                        Chief Executive Officer



 May 12, 2003






*A signed original of this written statement required by Section 906 has been provided to Salant Corporation and will be retained by Salant Corporation and furnished to the Securities and Exchange Commission or its staff upon request.